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                                                         Exhibit Index at Page 3


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):        July 30, 2002
                                                 -------------------------------


                               GENESEE CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   NEW YORK                           0-1653                16-0445920
--------------------------------------------------------------------------------
(State or other Jurisdiction          (Commission           (IRS Employer
of Incorporation)                     File Number)          Identification No.)


600 Powers Building, 16 West Main Street,  Rochester, New York        14614
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:      (585) 454-1250
                                                   -----------------------------


Item 5.    Other Events.
           -------------

           Genesee Corporation issued a news release on July 31, 2002, which is filed with this report as Exhibit 99.


Item 7.    Exhibits.
           ---------

           An exhibit filed with this report is identified in the Exhibit Index at Page 3.



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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Genesee Corporation


Date: July 31, 2002         By      /s/ Mark W. Leunig
     ----------------         --------------------------------------------------
                                Mark W. Leunig, Senior Vice President and Chief
                                           Administrative Officer





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                                  EXHIBIT INDEX
                                  -------------

                                                                      Page
                                                                      ----
Exhibit 99               News Release Dated July 31, 2002              4